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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): December 15, 2003


                                 Workstream Inc.
               (Exact Name of Registrant as Specified in Charter)





            Canada                       001-15503                  N/A
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
       Incorporation)                                       Identification No.)

     495 March Road, Suite 300, Ottawa, Ontario, Canada          K2K-3G1
          (Address of Principal Executive Offices)              (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)



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Item 5.    Other Events.

         On December 15, 2003, Workstream Inc. (the "Company") issued a press release announcing that the Company completed a $5.0 million private placement of common shares. The full text of such press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits


         99.1     Press Release issued on December 15, 2003 by the Company



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WORKSTREAM INC.



Dated:  December 15, 2003               By: /s/ Michael Mullarkey
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                                            Name: Michael Mullarkey
                                            Title: Chief Executive Officer


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                                  Exhibit Index

Exhibit No.     Description
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99.1            Press Release issued on December 15, 2003 by Workstream Inc.